UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2006
WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-08703	33-0956711
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

20511 Lake Forest Drive, Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 672-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     On April 27, 2006, Western Digital Corporation (the “Company”) announced financial results for the third fiscal quarter ended March 31, 2006. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s Investor Information Summary for the fiscal quarter ended March 31, 2006 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release issued by Western Digital Corporation on April 27, 2006 announcing financial results for the third fiscal quarter ended March 31, 2006.

99.2	Third Quarter Fiscal Year 2006 Western Digital Corporation Investor Information Summary.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION
By:	/s/ Raymond M. Bukaty
Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

Dated: April 27, 2006

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Western Digital Corporation on April 27, 2006 announcing financial results for the third fiscal quarter ended March 31, 2006.

99.2	Third Quarter Fiscal Year 2006 Western Digital Corporation Investor Information Summary.